SELIGMAN
                             -------------------
                                  COMMUNICATIONS
                                 AND INFORMATION
                                      FUND, INC.

                                   [GRAPHIC]


                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                   ----------

                              Seeking Capital Gain
                                  by Investing
                                  in Companies
                                Operating in the
                                 Communications,
                                Information, and
                               Related Industries




                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTOGRAPH]
Picture of James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.




--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Federal Tax Status of 1998 Gain Distribution for
  Taxable Accounts and For More Information ...............................    5
Performance Overview ......................................................    6
Portfolio Overview ........................................................    8
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   21
Report of Independent Auditors ............................................   23
Board of Directors and Executive Officers .................................   24
Glossary of Financial Terms ...............................................   25
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Communications and Information Fund posted a 1998 total return of 33.92% based on the net asset value of Class A shares. The Fund outperformed the 28.58% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), although it lagged the 52.55% total return of its peers, as measured by the Lipper Science & Technology Funds Average. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. In the equity markets, exceptional performance from an extremely narrow list of stocks masked a year of mediocre investment results in the broad markets. This narrowness, and the divergence between larger- and smaller-company stocks, affected the performance of technology stocks, in general, and Seligman Communications and Information Fund, in particular. While the Fund posted impressive absolute returns, it underperformed its peer group on a relative basis due to its underweighted positions in large-cap technology and Internet stocks.

The "flight to quality" among US and international investors and the ongoing ability of leading technology companies to beat earnings forecasts combined to drive the valuations of large-cap technology stocks to new highs, at the expense of many quality smaller technology companies. During this time, we underweighted large caps to pursue growth opportunities at more reasonable prices. This decision, while fundamentally sound, caused the Fund to underperform relative to some of its peers, as large caps continued to lead the market higher through year end.

In direct contrast to the earnings momentum that helped the largest tech stocks, many investors disregarded earnings altogether when it came to Internet stocks. Companies whose main business is the Internet generally have negative cash flows and their potential for becoming profitable is uncertain. The Fund's lack of exposure to this area is due to the fact that we look for companies with sound fundamentals. While this commitment to our investment philosophy hurt the Fund's relative performance during this time, we are convinced that maintaining a portfolio of what we believe are quality companies -- including those whose products and services are the backbone of the Internet, such as software, data networking, and semiconductor manufacturers -- will serve our shareholders well over the long term.

At this time, we believe that many of the largest technology stocks are fully valued. Any broadening of the market in 1999 may negatively affect their share prices. The Fund is well positioned for such a scenario, as we continue to look for more reasonably priced mid-capitalization stocks. In terms of Internet stocks, we don't believe that the current enthusiasm is sustainable. While the Fund does not have much direct exposure to this group, we are nonetheless concerned that if this market falls it may adversely affect investor psychology regarding the broad technology sector. For 1999, we expect a challenging environment for technology companies, confronted with economic uncertainties and continued high volatility. However, for investors with a long-term time horizon, we believe that technology remains one of the premier growth sectors of the future.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Communications and Information Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William C. Morris
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 Brian T. Zino
                                 President

February 5, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q.   How did Seligman Communications and Information Fund perform in 1998?

A. Seligman Communications and Information Fund's total return based on the net asset value of Class A shares was 33.92% for the year. While the Fund outperformed the 28.58% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), it lagged the 52.55% total return of its peers, as measured by the Lipper Science & Technology Funds Average.

Q.   Why did the Fund underperform its peer group?

A. Within the technology sector, the strongest stock price gains came from the largest-capitalization companies and from Internet-related companies. Although Seligman Communications and Information Fund had many large-capitalization stocks that outperformed the market, it did not own them to the same magnitude as some competitor funds. In addition, your Fund generally avoided companies whose main business was the Internet, given their high valuations, often negative cash flow, and what we believe to be cloudy outlooks for achieving profitability.

     Large-capitalization technology stocks have benefited from a confluence of events. As segments of the technology industry have matured, larger companies have frequently gained market share and disproportionate profitability, as purchasing power, incumbency, and customer preference for fewer vendors rise in importance. These trends are noteworthy in the personal computer and data networking segments, where a few large companies have prospered and everyone else has not. In general, in many areas of technology, larger companies have had better profit growth than smaller firms.

     In addition, the unprecedented high returns of the S&P 500 since 1995 have increased investor preference for large-cap domestic equities at the expense of international and small- or mid-cap US stocks. The increasing popularity of S&P 500 index funds has added to this trend. Given that the S&P 500 is not equal-weighted, but market capitalization-weighted, the vast majority of money flowing into S&P 500 index funds ends up in the 100 largest companies.

     Finally, the Fund was negatively affected by its holdings of media stocks. Although fundamentals were favorable throughout the year and the Fund's media holdings performed reasonably well, they did not match the performance of the largest-capitalization technology stocks.

[PHOTOGRAPH]

West Coast Technology Team: (standing from left) Marianne Harlow (Administrative Assistant), Paul Wick (Portfolio Manager), (seated) Paul Krieger, Patrick Renda

[PHOTOGRAPH]

East Coast Technology Team: (standing from left) Lawrence Rosso, Kei Yamamoto, Shanean Austin (Administrative Assistant), (seated) Storm Boswick

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q. What are some of the underlying dynamics affecting the relative performance of small-, medium-, and large-capitalization technology stocks?

A. Further aiding the superior relative performance of large-cap technology companies has been the disappointing performance of large consumer and industrial companies, whose profits were hurt by the Asian and South American currency crises. In response to the fundamental problems, large-company fund managers have shifted assets into big technology companies that continue to meet Wall Street expectations.

     The end result of all of these trends has been a snowballing of valuations, as already expensive stocks attain ever higher absolute and relative valuations. A case in point would be America Online, whose market value tripled between mid-October and year-end. In late December, America Online was added to the S&P 500 in recognition of its higher market value; of course, on the day of the announcement, shares of America Online rose 15% in anticipation of index fund buying. Today, America Online's market value exceeds that of Walt Disney, a company with significantly greater revenues, cash flow, profits, and proprietary content.

Q. Given the high valuations, but generally superior profit growth of the bigger technology companies, what is the Fund's current strategy?

A. We are sticking to our style. There are numerous mid-capitalization technology companies with excellent fundamentals that have gone unappreciated by the market. Your Fund has holdings in quite a few of these companies. In the large-capitalization area, we remain underweighted relative to the technology indices. We remain enthusiastic about the prospects for our investments in radio broadcasting and cable TV, as fundamentals are excellent and valuations reasonable.

Q.   Which of the Fund's sectors performed best in 1998?

A. The top-performing area was computer hardware peripherals, which was positively affected by Year 2000 testing, increased demand for data storage, and market share consolidation in the computer industry.

Q.   Which of the Fund's sectors impaired results in 1998?

A. The weakest areas of the Fund were the semiconductor-related sectors, which went through a serious recession in the wake of the Asian financial crisis. However, the semiconductor industry's fundamentals have recently begun to improve as a result of large reductions made on expenditures for new capacity over the past year.

Q.   Has the Fund changed its stance on Internet-related stocks?

A. While the Fund continues to hold shares of numerous software, data networking, and semiconductor manufacturers whose products comprise the physical infrastructure of the Internet, your Manager remains wary of investing in public Internet stocks whose main business is the Internet. However, the Fund has made a number of small investments in private Internet companies, as valuations are much more reasonable than for public companies.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q.   Which sectors appear to have the greatest appreciation potential in 1999?

A.   A number of sectors have excellent fundamentals and reasonable valuations:

     o Semiconductor and semiconductor capital equipment companies have seen a significant improvement in business conditions, and appear to be in the early stages of a broad industry recovery.

     o Integrated circuit design software companies are seeing improving orders fueled by the semiconductor industry recovery.

     o Fundamentals for mechanical design software companies have begun to improve, while stock prices remain modestly valued.

     o Entertainment software companies have never had better fundamentals, as the installed base of consumer PCs and video games continues to expand.

Q. What is the likely impact of the Year 2000 (Y2K) computer problem on technology companies in 1999?

A. While it is extraordinarily difficult to predict what will happen as a result of the passing of the millennium, we can make some educated guesses regarding government and corporate information technology spending this year. We believe that the majority of spending on computer software and hardware will take place in the first half of 1999, with correspondingly less money spent late in the year. As organizations grapple with final Y2K testing, they will be less inclined to add new software programs or computers to their data centers until some time in calendar year 2000.

     In recognition of these risks, we have begun to shift investments out of stocks heavily dependent on corporate technology spending and into companies more leveraged to consumer spending. Certainly, this is another reason to have a significant weighting in media stocks.

Q.   What is the outlook for technology?

A. As we ended 1998, overall valuations for technology companies had never been higher. But where do they go from here? Can stock prices on the largest technology companies continue to go up? They can if these companies keep beating earnings estimates. What about companies whose main business is the Internet? As we said earlier, these companies typically have no earnings, but as long as individual investors shrug off fundamentals, stock prices for these companies may continue to rise. And, of course, Y2K is still a big question mark for 1999, with possible ramifications for the third and fourth quarters.

     But despite it all, technology continues to rise as a percentage of the world economy, and we see no sign of that slowing. Will the technology market remain volatile? Absolutely. But volatility creates opportunity, and a well-diversified, professionally managed mutual fund such as Seligman Communications and Information Fund can help investors who seek to take advantage of those opportunities.

FEDERAL TAX STATUS OF 1998
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

A long-term capital gain distribution of $0.345 per share from 1997 undistributed net realized gain was paid on November 23, 1998, to Class A, B, and D shareholders. In 1997, Congress revised the capital gains provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more the one year are to be taxed at a maximum 20% rate.

The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $26.02 for Class A shares, $24.37 for Class B shares and $24.35 for Class D shares.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

Important Telephone Numbers
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Communications and Information Fund Class B and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Science &Technology Average and the S&P 500 exclude the effect of fees and/or sales charges.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Seligman Communications
                      and Information Fund Class A
                      -----------------------------    Lipper
                        Without                        Science &
                         Sales        With Sales      Technology
                        Charge          Charge         Average        S&P 500
                        ------        ----------     ----------       -------
        12/31/88        $10,000          $9,527        $10,000        $10,000
         3/31/89        $10,824         $10,312        $10,278        $10,709
         6/30/89        $11,847         $11,287        $11,068        $11,655
         9/30/89        $13,307         $12,677        $12,119        $12,903
        12/31/89        $13,012         $12,396        $12,062        $13,169
         3/31/90        $13,720         $13,071        $12,769        $12,772
         6/30/90        $14,839         $14,137        $14,319        $13,576
         9/30/90        $10,219          $9,736        $10,516        $11,710
        12/31/90        $11,571         $11,024        $12,219        $12,760
         3/31/91        $15,642         $14,902        $15,785        $14,614
         6/30/91        $13,815         $13,162        $14,501        $14,580
         9/30/91        $15,850         $15,101        $16,232        $15,360
        12/31/91        $17,925         $17,077        $18,340        $16,647
         3/31/92        $18,513         $17,638        $18,503        $16,226
         6/30/92        $16,639         $15,852        $17,177        $16,534
         9/30/92        $16,701         $15,911        $17,931        $17,055
        12/31/92        $21,028         $20,033        $21,308        $17,913
         3/31/93        $21,319         $20,310        $21,690        $18,696
         6/30/93        $23,986         $22,851        $23,632        $18,787
         9/30/93        $27,695         $26,385        $26,035        $19,272
        12/31/93        $28,414         $27,070        $26,326        $19,719
         3/31/94        $29,662         $28,259        $26,808        $18,972
         6/30/94        $27,377         $26,082        $25,037        $19,051
         9/30/94        $35,523         $33,842        $29,030        $19,983
        12/31/94        $38,444         $36,625        $30,797        $19,979
         3/31/95        $43,850         $41,776        $32,924        $21,925
         6/30/95        $56,904         $54,212        $39,595        $24,019
         9/30/95        $64,412         $61,365        $45,913        $25,928
        12/31/95        $55,123         $52,515        $43,334        $27,489
         3/31/96        $52,165         $49,697        $43,626        $28,965
         6/30/96        $52,240         $49,769        $46,618        $30,266
         9/30/96        $55,449         $52,826        $50,420        $31,201
        12/31/96        $61,703         $58,784        $52,744        $33,803
         3/31/97        $60,102         $57,259        $47,965        $34,709
         6/30/97        $70,442         $67,110        $56,739        $40,770
         9/30/97        $87,948         $83,788        $67,635        $43,823
        12/31/97        $75,862         $72,273        $58,725        $45,082
         3/31/98        $85,716         $81,661        $68,725        $51,371
         6/30/98        $83,921         $79,951        $70,874        $53,066
         9/30/98        $70,021         $66,709        $63,247        $47,786
        12/31/98       $101,597         $96,791        $89,584        $57,964

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                               AVERAGE ANNUAL
                                               ------------------------------------------------------------------------------
                                                                                                      CLASS B       CLASS D
                                                                                                       SINCE         SINCE
                                                 SIX            ONE         FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR         YEARS         YEARS       4/22/96       5/3/93
                                               --------      --------     --------      --------    -----------   -----------
Class A**
With Sales Charge                               15.32%        27.56%        27.77%        25.48%          n/a           n/a
Without Sales Charge                            21.06         33.92         29.02         26.09           n/a           n/a

Class B**
With CDSC+                                      15.64         27.89           n/a           n/a         23.29%          n/a
Without CDSC                                    20.64         32.89           n/a           n/a         24.07           n/a

Class D**
With 1% CDSC                                    19.61         31.94           n/a           n/a           n/a           n/a
Without CDSC                                    20.61         32.94         27.96           n/a           n/a         31.05%

Lipper Science &Technology
  Funds Average***                              26.40         52.55         27.75         24.52         25.95++       29.10+++

S&P500***                                        9.22         28.58         24.06         19.21         29.00++       22.63+++


NET ASSET VALUE


                 DECEMBER 31, 1998          JUNE 30, 1998          DECEMBER 31, 1997
                 ------------------         --------------         -----------------
Class A               $30.73                   $25.72                   $23.25
Class B                28.75                    24.17                    21.94
Class D                28.72                    24.15                    21.91

CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998

Paid                             $0.345
Undistributed Realized            1.493#
Unrealized                        6.355##


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.



---------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From April 30, 1996.

 +++ From April 30, 1993.

   # Represents net gain realized in November and December 1998, payable in 1999.

  ## Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW




Diversification of Net Assets
December 31, 1998

                                                                                                           PERCENT OF NET ASSETS
                                                                                                               DECEMBER 31,
                                                                                                          -----------------------
                                                           ISSUES        COST                VALUE          1998          1997
                                                          --------  --------------      --------------    ---------    ----------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure .......................       12    $  237,769,223      $  282,946,230       4.6           6.8
  Communications Services .............................        7       266,018,734         385,111,309       6.3           1.0
  Computer and Business Services ......................        4       113,940,025         140,756,249       2.3           7.6
  Computer Hardware/Peripherals .......................       14       730,569,582       1,030,720,805      16.7          19.1
  Computer Software ...................................       25     1,207,572,400       1,514,021,242      24.7          16.1
  Contract Manufacturing/Circuit Boards ...............        6       272,090,755         319,384,375       5.2           4.0
  Electronics Capital Equipment .......................        8       424,873,209         442,994,075       7.2          15.8
  Media ...............................................       11       763,920,644       1,061,172,188      17.2          11.4
  Semiconductors ......................................       13       731,498,195         875,860,746      14.2          13.3
                                                            ----   ---------------     ---------------    ------        ------
                                                             100     4,748,252,767       6,052,967,219      98.4          95.1
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES .......................        2        98,970,584          98,970,584       1.6           4.9
                                                            ----   ---------------     ---------------    ------        ------
NET ASSETS ............................................      102    $4,847,223,351      $6,151,937,803     100.0         100.0
                                                            ====   ===============     ===============    ======        ======




LARGEST INDUSTRIES
December 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Percent of         Total
                                                  Net Assets      Dollar Amount
                                                  ----------     --------------
COMPUTER SOFTWARE                                    24.60%      $1,514,021,242
MEDIA                                                17.30%      $1,061,172,188
COMPUTER HARDWARE/PERIPHERALS                        16.70%      $1,030,720,805
SEMI-CONDUCTORS                                      14.20%        $875,860,746
ELECTRONICS CAPITAL EQUIPMENT                         7.20%        $442,994,075

PORTFOLIO OVERVIEW


Largest Portfolio Changes
During Past Six Months

                                                               SHARES
                                                     ---------------------------
                                                                       HOLDINGS
ADDITIONS                                             INCREASE         12/31/98
----------                                           ---------         ---------
Advanced Micro Devices .....................         3,100,000         3,100,000
Applied Materials ..........................         1,300,000         1,300,000
C-Cube Microsystems ........................         2,600,000         2,600,000
Check Point Software
  Technologies .............................         3,100,000         3,100,000
Electronic Arts ............................         1,350,000         3,800,000
Fox Entertainment Group
  (Class A) ................................         2,500,000         2,500,000
Intel ......................................         1,000,000         1,000,000
MediaOne Group .............................         2,100,000         2,600,000
Microsoft ..................................           800,000         1,000,000
Tele-Communications
  (Series A) TCI Group .....................         1,500,000         2,500,000

                                                               SHARES
                                                     ---------------------------
                                                                       HOLDINGS
REDUCTIONS                                           DECREASE          12/31/98
----------                                           ---------         ---------
American Power Conversion ..................         1,643,000            57,000
Ascend Communications ......................         1,200,000                --
Cisco Systems ..............................           800,000           100,000
Citrix Systems .............................         1,100,000                --
EMC ........................................         4,200,000         2,800,000
International Business
  Machines .................................           450,000                --
Jabil Circuit ..............................         1,000,000                --
Maxim Integrated Products ..................         1,650,000         1,100,000
Novellus Systems ...........................         2,213,700                --
Time Warner ................................         1,000,000                --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                VALUE
--------                                                            ------------
Network Associates .............................................    $265,375,000
EMC ............................................................     238,000,000
Chancellor Media ...............................................     227,257,813
CBS ............................................................     214,512,500
Electronic Arts ................................................     213,037,500
Electronics for Imaging ........................................     201,042,812
Lexmark International Group
  (Class A) ....................................................     145,725,000
Check Point Software Technologies ..............................     141,728,125
Clear Channel Communications ...................................     141,700,000
SCI Systems ....................................................     141,487,500

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998



                                             SHARES            VALUE
                                            ---------         -------
COMMON STOCKS  97.8%
COMMUNICATIONS
   INFRASTRUCTURE  4.5%
ADC Telecommunications*
   Provider of
   hybrid fiber/coaxial
   equipment                                  800,000     $   27,700,000
Advanced Fibre Communications*
   Provider of digital loop carrier
   equipment                                  500,000          5,468,750
Aspect Telecommunications*
   Developer and manufacturer
   of automated call
   distribution equipment                   2,200,000         38,362,500
Cisco Systems*
   Manufacturer of computer
   network products                           100,000          9,284,375
DSP Communications*
   Developer of chipsets
   used in wireless
   communication handsets                   1,750,000         26,796,875
ECI Telecommunications (Israel)
   Provider of digital
   telecommunications and
   data transmission systems                1,500,000         53,109,375
Nokia (Class A) (ADRs) (Finland)
   Developer and manufacturer
   of cellular phones
   and base stations                          500,000         60,218,750
Oak Industries*@
   Manufacturer of cable
   television connectors and
   fiber optic components                     720,000         25,200,000
Tekelec*
   Provider of
   telecommunications
   switching equipment                      1,251,000         20,758,781
Xylan*
   Provider of local area
   networking products                        500,000          9,046,875
                                                          --------------
                                                             275,946,281
                                                          --------------
COMMUNICATIONS
   SERVICES  6.3%
ICG Communications*
   Provider of broad band
   telecommunications services                251,200          5,416,500
MCI WorldCom
   Provider of long distance,
   local, and data
   telecommunications services              1,000,000         71,781,250
Pacific Gateway Exchange*@
   International
   telecommunications carrier               1,120,100         53,869,809
RSL Communications (Class A)*
   Provider of international
   telecommunications services              1,000,000         29,562,500
Tele-Communications (Series A)
   TCI Group*
   Owner and operator of
   cable television systems                 2,500,000        138,359,375
Tele-Communications (Series A)
   TCI Ventures Group*
   Holding company which
   has stakes in international
   cable, Internet, and
   telephone ventures                       2,700,000         63,871,875
Verio*
   Provider of Internet
   services to small and
   mid-sized businesses                     1,000,000         22,250,000
                                                          --------------
                                                             385,111,309
                                                          --------------
COMPUTER AND
   BUSINESS SERVICES  2.3%
First Data
   Information processor of
   credit and debit card,
   check, wire, and Internet
   transactions                             2,500,000         79,218,750
Galileo International
   Provider of travel
   reservation data services                  600,000         26,100,000
Unisys*
   Integrator of business
   information systems                      1,000,000         34,437,500
                                                          --------------
                                                             139,756,250
                                                          --------------
COMPUTER HARDWARE/
   PERIPHERALS  16.7%
American Power Conversion*
   Provider of back-up
   power supply equipment
   for computers                               57,000          2,759,156
Apex PC Solutions@
   Manufacturer of
   switching systems
   for computer network
   administrators                           1,350,000         38,812,500


-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                             SHARES            VALUE
                                            ---------         -------
COMPUTER HARDWARE/
   PERIPHERALS (CONTINUED)
Apple Computer*
   Provider of computer
   hardware and software                      500,000     $   20,484,375
Comdisco
   World's leading
   computer hardware
   leasing company                          3,000,000         50,625,000
Creative Technology*@ (Singapore)
   Provider of PC audio
   and graphics products                    8,126,000        121,890,000
Discreet Logic*@ (Canada)
   Developer of digital
   systems for film, television,
   and the Internet                         1,500,000         28,218,750
Electronics for Imaging*@
   Manufacturer of peripherals
   for color printers and copiers           5,030,000        201,042,812
EMC*
   Manufacturer of enterprise
   storage devices                          2,800,000        238,000,000
Lexmark International Group
   (Class A)*
   Manufacturer of laser
   and inkjet printers
   and cartridges                           1,450,000        145,725,000
Splash Technology Holdings*
   Manufacturer of peripherals
   for color printers and copiers             585,200          4,370,712
Storage Technology*
   Manufacturer of tape-
   and disk-based
   data storage equipment                   3,200,000        113,800,000
Western Digital
   Manufacturer of magnetic
   disk drives used in desktop
   personal computers                       1,000,000         15,062,500
Xerox
   Developer, manufacturer,
   and marketer of office
   automation products                        400,000         47,200,000
                                                          --------------
                                                           1,027,990,805
                                                          --------------
COMPUTER SOFTWARE  24.2%
3DO*@
   Developer of
   entertainment software                   2,600,000         11,943,750
Acclaim Entertainment*@
   Developer of
   entertainment software                   3,100,000         37,975,000
Activision*@
   Developer of
   entertainment software                   1,100,000         12,100,000
Autodesk0
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping                              3,235,000        137,992,969
Check Point Software
   Technologies*@ (Israel)
   Developer of network
   "firewall" security systems              3,100,000        141,728,125
Compuware*
   Mainframe software and
   consulting services                      1,000,000         78,093,750
Electronic Arts*@
   Developer, marketer,
   and distributor of
   entertainment software                   3,800,000        213,037,500
HNC Software*
   Developer and vendor of
   software for mission-critical
   decision applications                      500,000         20,218,750
Hyperion Solutions*
   Worldwide provider of
   applications software                      500,000          9,031,250
The Learning Company*
   Developer of education
   and reference software
   for the PC                               4,000,000        103,750,000
Microsoft*
   Provider of personal
   computer operating system
   and application
   software products                        1,000,000        138,531,250
Network Associates*
   Supplier of network
   security and anti-virus
   utilities                                4,000,000        265,375,000
Novell*
   Provider of network software             1,000,000         18,156,250
Parametric Technology*
   Developer of mechanical
   design software                          5,500,000         89,375,000
PLATINUM Technology
   International*
   Provider of systems
   management software                      3,550,000         68,226,563


-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                             SHARES            VALUE
                                            ---------         -------
COMPUTER
   SOFTWARE (CONTINUED)
Rational Software*
   Provider of applications
   development and
   test software                            1,600,000     $   42,400,000
Structural Dynamics Research*@
   Developer of mechanical
   design software                          3,020,000         59,833,750
Tecnomatix Technologies*@ (Israel)
   Developer and retailer of
   computer-aided production
   engineering software                       725,000         12,664,844
VERITAS Software*
   Developer and marketer
   of back-up storage software
   for computer systems                       500,000         29,937,500
                                                          --------------
                                                           1,490,371,251
                                                          --------------

CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  5.2%
ADFlex Solutions*@
   Manufacturer of flexible
   circuit boards                           1,000,000          6,875,000
DII Group*
   Provider of contract
   manufacturing services                   1,000,000         22,937,500
Hadco*@
   Manufacturer of complex
   printed circuit boards                     850,000         29,696,875
Sanmina*
   Manufacturing services for
   electronic equipment
   manufacturers                              300,000         18,712,500
SCI Systems*
   Provider of contract
   manufacturing services                   2,450,000        141,487,500
SMART Modular Technologies*@
   Assembler of
   memory modules                           3,600,000         99,675,000
                                                          --------------
                                                             319,384,375
                                                          --------------

ELECTRONICS CAPITAL
   EQUIPMENT  7.2%
Applied Materials*
   World's largest manufacturer
   of semiconductor wafer
   fabrication equipment                    1,300,000         55,534,375
Asyst Technologies*@
   Manufacturer of
   miniature clean-room
   environments for the
   manufacturing of
   silicon wafers                             757,600         15,483,450
Cognex*@
   Manufacturer of
   machine vision systems                   2,200,000         43,862,500
Credence Systems*@
   Manufacturer of
   automated semiconductor
   test equipment                           1,800,000         33,187,500
Electro Scientific Industries*@
   Manufacturer of memory
   circuit repair systems
   and circuit board
   drilling systems                         1,000,000         45,312,500
Etec Systems*@
   Designer and
   manufacturer of
   photomask manufacturing
   systems                                  1,300,000         52,000,000
Orbotech*@ (Israel)
   Manufacturer of automated
   optical inspection systems
   for circuit boards and flat
   panel displays                           1,360,000         64,132,500
Teradyne*
   Manufacturer of
   automated semiconductor
   test equipment                           3,150,000        133,481,250
                                                          --------------
                                                             442,994,075
                                                          --------------

MEDIA  17.2%
Cablevision Systems (Class A)*
   Owner and operator of
   cable television systems                 1,100,000         55,206,250
CBS
   Radio and television
   broadcasting                             6,550,000        214,512,500
Chancellor Media*
   Radio broadcasting                       4,750,000        227,257,813
Clear Channel Communications*
   Owner and operator of
   radio and television stations            2,600,000        141,700,000
Cox Radio (Class A)*
   Operator of radio stations                 630,000         26,617,500
Fox Entertainment Group
   (Class A)*
   Worldwide distributor
   of movies and
   television programs                      2,500,000         62,968,750
Infinity Broadcasting (Class A)*
   Operator of radio
   stations; provider of
   outdoor advertising                      2,000,000         54,750,000

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                             SHARES            VALUE
                                            ---------         -------
MEDIA (CONTINUED)
MediaOne Group*
   Owner and operator of
   cable television systems                 2,600,000      $ 122,200,000
Sinclair Broadcast Group
   (Class A)*
   Operator of television
   and radio stations                       2,300,000         45,496,875
USA Networks*
   Operator of cable
   television networks                      2,000,000         66,187,500
Ziff-Davis*
   Integrated media company
   focused on computer
   and Internet-related
   technology                               2,800,000         44,275,000
                                                          --------------
                                                           1,061,172,188
                                                          --------------

SEMICONDUCTORS  14.2%
Advanced Micro Devices*
   Microprocessor supplier
   for the computer industry                3,100,000         89,706,250
Amkor Technology*@
   Provider of semiconductor
   packaging and test services              8,170,000         88,593,438
Cadence Design Systems*
   Electronic design
   automation software                      1,000,000         29,750,000
C-Cube Microsystems*@
   Provider of digital video
   compression and
   decompression circuits
   and systems                              2,600,000         70,606,250
Dallas Semiconductor@
   Manufacturer of mixed-
   signal integrated circuits               1,550,000         63,162,500
Intel
   Manufacturer of
   microprocessors and
   memory circuits                          1,000,000        118,531,250
Lattice Semiconductor*@
   Designer and manufacturer
   of programmable
   logic devices                            2,050,000         94,107,813
Level One Communications@
   Developer of semiconductors
   used in data communications
   applications                               977,400         34,728,244

                                           SHARES OR
                                           PRIN. AMT.          VALUE
                                           ----------         -------
SEMICONDUCTORS (continued)
Maxim Integrated Products*
   Manufacturer of analog
   and mixed-signal
   integrated circuits                      1,100,000 shs.$   48,021,875
Microchip Technology*@
   Supplier of field-
   programmable
   microcontrollers                         2,125,000         78,492,188
Synopsys*
   Developer of integrated
   circuit design software                  2,600,000        140,887,500
Xilinx*
   Supplier of field-
   programmable
   gate arrays                                250,000         16,273,438
                                                          --------------
                                                             872,860,746
                                                          --------------
TOTAL COMMON STOCKS
  (COST $4,709,199,678)                                    6,015,587,280
                                                          --------------
CONVERTIBLE
   BONDS  0.2%
COMPUTER HARDWARE/
   PERIPHERALS
Candescent Technologies,
   7%, due 5/1/2003
   Manufacturer of flat
   panel displays                         $ 3,000,000          2,730,000
                                                          --------------
COMPUTER
   SOFTWARE  0.2%
Activision,
   63/4%, due 1/1/2005+
   Developer of
   entertainment software                  10,000,000          8,600,000
                                                          --------------
TOTAL CONVERTIBLE
   BONDS
   (Cost $13,003,150)                                         11,330,000
                                                          --------------
CONVERTIBLE PREFERRED
   STOCKS  0.4%
COMMUNICATIONS
   INFRASTRUCTURE  0.1%
Diamond Lane
   Communications*#
   Designer of high-speed
   ADSL modems and related
   networking equipment                       202,020 shs.     1,999,998
UniSite (Class C)*#
   Owner and operator of
   telecommunications towers
   for wireless phone service                  10,796          4,999,951
                                                          --------------
                                                               6,999,949
                                                          --------------

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                            SHARES OR
                                            WARRANTS           VALUE
                                            ---------         -------
COMPUTER AND
   BUSINESS SERVICES
Freegate (Series D)*#
   Provider of Internet
   access systems                             333,333 shs.$      999,999
                                                          --------------
Computer
   Software  0.3%
CrossRoads Software*#
   Developer of connecting
   software to link client/
   server applications                        800,000          4,000,000
iName*#
   Provider of Internet
   e-mail services                            214,999 wts.        55,285
iName (Class C)*#
   Provider of Internet
   e-mail services                          1,228,570 shs.     4,244,709
iVillage (Series E)*#
   Provider of online
   content geared to women                  1,666,666          4,749,998
Xtra On-Line (Series C)*#
   Developer and provider
   of Internet-based travel
   reservation software                       304,878          1,999,999
                                                          --------------
                                                              15,049,991
                                                          --------------

                                             SHARES            VALUE
                                            ---------         -------
SEMICONDUCTORS
Transmeta (Series E)*#
   Designer of low power
   microprocessors for
   notebook personal
   computers                                  500,000        $ 3,000,000
                                                          --------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $26,049,939)                                         26,049,939
                                                          --------------

SHORT-TERM
   HOLDINGS  1.9%
   (Cost $115,000,000)                                       115,000,000
                                                          --------------
TOTAL
   INVESTMENTS  100.3%
   (Cost $4,863,252,767)                                   6,167,967,219
OTHER ASSETS
   LESS LIABILITIES  (0.3)%                                  (16,029,416)
                                                          --------------
NET ASSETS  100.0%                                        $6,151,937,803
                                                          ==============


---------------------------------
* Non-income producing security.
+ Rule 144A security.
# Restricted security.
@ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $4,748,252,767) .........................    $6,052,967,219
  Short-term holdings (cost $115,000,000) ......................................       115,000,000             $6,167,967,219
                                                                                    --------------
Cash .............................................................................................                  5,618,517
Receivable for securities sold ...................................................................                125,153,360
Receivable for Capital Stock sold ................................................................                 37,956,488
Expenses prepaid to shareholder service agent ....................................................                  1,428,346
Receivable for interest and dividends ............................................................                    634,076
Other ............................................................................................                     93,937
                                                                                                               --------------
Total Assets .....................................................................................              6,338,851,943
                                                                                                               --------------

LIABILITIES:
Payable for securities purchased .................................................................                150,536,996
Payable for Capital Stock repurchased ............................................................                 26,550,204
Accrued expenses, taxes, and other ...............................................................                  9,826,940
                                                                                                               --------------
Total Liabilities ................................................................................                186,914,140
                                                                                                               --------------
Net Assets .......................................................................................             $6,151,937,803
                                                                                                               ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  205,307,436 shares outstanding):
  Class A ........................................................................................             $   12,660,997
  Class B ........................................................................................                  3,593,519
  Class D ........................................................................................                  4,276,228
Additional paid-in capital .......................................................................              4,520,238,679
Accumulated net investment loss ..................................................................                   (117,642)
Undistributed net realized gain ..................................................................                306,571,570
Net unrealized appreciation of investments .......................................................              1,304,714,452
                                                                                                               --------------
Net Assets .......................................................................................             $6,151,937,803
                                                                                                               ==============

NET ASSET VALUE PER SHARE:
Class A ($3,890,595,560 / 126,609,972 shares) ....................................................                     $30.73
                                                                                                                       ======
Class B ($1,033,104,930 / 35,935,185 shares) .....................................................                     $28.75
                                                                                                                       ======
Class D ($1,228,237,313 / 42,762,279 shares) .....................................................                     $28.72
                                                                                                                       ======


---------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,741,569,712 and a value of $1,916,225,567.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Interest .......................................................................    $   10,809,132
Dividends (net of foreign taxes withheld of $95,917) ...........................         4,754,617
                                                                                    --------------
Total Investment Income ..........................................................................             $   15,563,749

EXPENSES:
Management fee .................................................................        44,375,965
Distribution and service fees ..................................................        25,830,999
Shareholder account services ...................................................        12,787,954
Shareholder reports and communications .........................................         1,180,712
Custody and related services ...................................................           884,516
Registration ...................................................................           667,237
Auditing and legal fees ........................................................           134,080
Directors' fees and expenses ...................................................            88,825
Miscellaneous ..................................................................           151,227
                                                                                    --------------
Total Expenses ...................................................................................                 86,101,515
                                                                                                               --------------
Net Investment Loss ..............................................................................                (70,537,766)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments* ..............................................       530,305,943
Net change in unrealized appreciation of investments ...........................     1,092,454,836
                                                                                    --------------
Net Gain on Investments ..........................................................................              1,622,760,779
                                                                                                               --------------
Increase in Net Assets from Operations ...........................................................             $1,552,223,013
                                                                                                               ==============


--------------------------------------------------------------------------------
* Includes net realized loss from affiliated issuers of $298,715,949.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
                                                                                            1998               1997
                                                                                        --------------     --------------
OPERATIONS:
Net investment loss ............................................................         $ (70,537,766)     $ (57,242,089)
Net realized gain on investments ...............................................           530,305,943        909,728,876
Net change in unrealized appreciation of investments ...........................         1,092,454,836       (144,024,652)
                                                                                        --------------     --------------
Increase in Net Assets from Operations .........................................         1,552,223,013        708,462,135
                                                                                        --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................           (43,896,582)      (621,494,484)
   Class B .....................................................................           (12,119,376)       (87,967,545)
   Class D .....................................................................           (14,706,286)      (196,816,410)
                                                                                        --------------     --------------
Decrease in Net Assets from Distributions ......................................           (70,722,244)      (906,278,439)
                                                                                        --------------     --------------
                                                             SHARES
                                                --------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                --------------------------------
                                                    1998                1997
                                                ------------         -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ..................................     25,111,674          30,847,206           621,592,114        837,264,966
   Class B ..................................     16,415,913          14,952,067           386,088,334        391,781,442
   Class D ..................................      8,380,790           8,669,975           196,269,419        225,248,842
Exchanged from associated Funds:
   Class A ..................................    114,681,500          29,422,861         2,841,379,108        787,728,489
   Class B ..................................      2,120,230           1,194,212            49,133,796         29,695,869
   Class D ..................................     48,857,178          12,022,132         1,142,557,017        310,543,695
Shares issued in payment of
  gain distributions:
   Class A ..................................      1,582,669          23,313,230            41,174,599        569,075,182
   Class B ..................................        465,356           3,579,064            11,341,088         82,568,805
   Class D ..................................        565,338           7,940,049            13,766,096        183,018,029
                                                ------------        ------------        --------------     --------------
Total .......................................    218,180,648         131,940,796         5,303,301,571      3,416,925,319
                                                ------------        ------------        --------------     --------------
Cost of shares repurchased:
   Class A ..................................    (33,032,174)        (23,014,559)         (817,466,916)      (611,914,607)
   Class B ..................................     (3,508,482)         (1,035,991)          (81,912,096)       (27,730,271)
   Class D ..................................     (9,348,809)         (6,201,793)         (216,747,724)      (158,791,776)
Exchanged into associated Funds:
   Class A ..................................   (115,379,614)        (29,624,808)       (2,870,772,283)      (799,242,903)
   Class B ..................................     (2,592,803)           (997,743)          (58,649,491)       (25,590,755)
   Class D ..................................    (48,834,512)        (11,933,465)       (1,145,506,919)      (311,146,906)
                                                ------------        ------------        --------------     --------------
Total .......................................   (212,696,394)        (72,808,359)       (5,191,055,429)    (1,934,417,218)
                                                ------------        ------------        --------------     --------------
Increase in Net Assets from Capital
   Share Transactions .......................      5,484,254          59,132,437           112,246,142      1,482,508,101
                                                ============        ============        --------------     --------------
Increase in Net Assets .........................................................         1,593,746,911      1,284,691,797

NET ASSETS:
Beginning of year ..............................................................         4,558,190,892      3,273,499,095
                                                                                        --------------     --------------
End of Year (including accumulated net investment loss of
   $117,642 and $114,234, respectively) ........................................        $6,151,937,803     $4,558,190,892
                                                                                        ==============     ==============


---------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Multiple Classes of Shares -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 212,696,394 of its shares from shareholders aggregating $5,191,055,429, of which approximately $149,500,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $6,324,536,169 and $6,232,299,062, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was $4,886,760,345, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,442,272,305 and $161,065,431, respectively.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.88% per annum of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS


     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,537,225 from sales of Class A shares, after commissions of $12,482,693 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $8,106,817, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $7,384,792 and $10,339,390, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $475,038.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor, for the year ended December 31, 1998, amounted to $576,783.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $404,711 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $980,100, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $12,787,954 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $117,642 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- Effective July 1, 1998, the Fund terminated its $340 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year date of the agreement but is renewable with the consent of the participating banks. Through December 31, 1998, the Fund has not borrowed from the credit facility.

7. Subsequent Event -- Litigation -- The Fund, certain of its current and former directors, and the Manager have been named in a lawsuit filed in the United States District Court for the Northern District of Maryland on February 5, 1999. The complaint makes various allegations and claims relating to the February 1996 special meeting of the Fund's shareholders at which an increase in the management fee rate payable to the Manager by the Fund was approved. The Fund believes the claims to be without merit and intends to defend the action vigorously.

NOTES TO FINANCIAL STATEMENTS


8. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998, is as follows:

                                                     GROSS          GROSS                        REALIZED
                                   BEGINNING       PURCHASES      SALES AND       ENDING           GAIN             ENDING
AFFILIATE                           SHARES       AND ADDITIONS   REDUCTIONS       SHARES          (LOSS)             VALUE
------------                     ----------------------------------------------------------  ----------------   ---------------
3DO ...........................    2,200,000        600,000        200,000       2,600,000     $ (2,059,832)      $ 11,943,750
Acclaim Entertainment .........           --      3,100,000             --       3,100,000               --         37,975,000
Activision ....................    1,000,000        400,000        300,000       1,100,000         (843,215)        12,100,000
ADFlex Solutions ..............      900,000      1,000,000        900,000       1,000,000      (11,714,281)         6,875,000
Amkor Technology ..............           --      8,170,000             --       8,170,000               --         88,593,438
ANSYS .........................    1,350,000             --      1,350,000              --       (4,535,331)                --
Apex PC Solutions .............           --      1,350,000             --       1,350,000               --         38,812,500
Asyst Technologies ............      630,000        370,000        242,400         757,600       (4,535,983)        15,483,450
Autodesk ......................           --      3,535,000        300,000       3,235,000       (7,249,237)       137,992,969
C-Cube Microsystems ...........           --      2,600,000             --       2,600,000               --         70,606,250
Check Point Software
  Technologies ................       50,000      3,211,400        161,400       3,100,000          130,973        141,728,125
CIDCO .........................    1,500,000             --      1,500,000              --      (31,618,060)                --
CKS Group .....................    1,025,000        100,000      1,125,000              --        3,758,828                 --
Cognex ........................    2,350,000        250,000        400,000       2,200,000       (7,506,951)        43,862,500
Creative Technology ...........    4,250,000      3,876,000             --       8,126,000               --        121,890,000
Credence Systems ..............    2,180,000             --        380,000       1,800,000      (10,289,172)        33,187,500
Dallas Semiconductor ..........    1,119,400        630,600        200,000       1,550,000       (2,740,871)        63,162,500
Discreet Logic ................           --      1,500,000             --       1,500,000               --         28,218,750
Electro Scientific Industries .    1,110,000             --        110,000       1,000,000       (3,392,964)        45,312,500
Electronic Arts ...............    1,250,000      3,230,000        680,000       3,800,000        5,258,888        213,037,500
Electronics for Imaging .......    4,600,000        730,000        300,000       5,030,000      (10,460,413)       201,042,812
Encad .........................      750,000        550,300      1,300,300              --      (29,442,110)                --
Etec Systems ..................    1,800,000      1,150,000      1,650,000       1,300,000      (17,138,356)        52,000,000
Hadco .........................    1,125,000        125,000        400,000         850,000      (15,300,019)        29,696,875
In Focus Systems ..............      685,000      1,231,200      1,916,200              --       (4,618,874)                --
Information Resources .........    1,000,000        500,000      1,500,000              --      (13,795,114)                --
Kulicke & Soffa Industries ....    2,300,000             --      2,300,000              --      (47,841,685)                --
Lattice Semiconductor .........    2,100,000        350,000        400,000       2,050,000       (7,167,233)        94,107,813
Level One Communications ......           --      2,000,000      1,022,600         977,400        9,014,067         34,728,244
Microchip Technology ..........    2,950,000        200,000      1,025,000       2,125,000       13,093,179         78,492,188
Novellus Systems ..............    2,725,000        100,000      2,825,000              --      (14,119,704)                --
Oak Industries ................    1,050,000        120,000        450,000         720,000        2,604,442         25,200,000
Orbotech ......................           --      1,360,000             --       1,360,000               --         64,132,500
Pacific Gateway Exchange ......           --      1,274,900        154,800       1,120,100        1,203,668         53,869,809
Read-Rite .....................    3,800,000             --      3,800,000              --      (42,909,092)                --
SMART Modular Technologies ....           --      3,600,000             --       3,600,000               --         99,675,000
Structural Dynamics Research ..    3,250,000         20,000        250,000       3,020,000       (3,542,290)        59,833,750
Tecnomatix Technologies .......           --        725,000             --         725,000               --         12,664,844
Unitrode ......................    1,600,000             --      1,600,000              --      (13,794,642)                --
VLSI Technology ...............    2,550,000        450,000      3,000,000              --      (27,164,565)                --
                                                                                              -------------     --------------
TOTAL .........................                                                               $(298,715,949)    $1,916,225,567
                                                                                              =============     ==============


9. Restricted Securities -- At December 31, 1998, the Fund owned eight private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 1998, are as follows:


INVESTMENTS                   ACQUISITION DATES     COST           VALUE
-----------                   ----------------- -----------     -----------
Convertible Preferred Stocks:
  CrossRoads Software             12/23/97      $ 4,000,000     $ 4,000,000
  Diamond Lane Communications       9/4/97        1,999,998       1,999,998
  FreeGate (Series D)              6/30/98          999,999         999,999
  iName (Class C)*                  8/4/98        4,299,994       4,299,994
  iVillage (Series E)             11/30/98        4,749,998       4,749,998
  Transmeta (Series E)              7/1/98        3,000,000       3,000,000
  UniSite (Class C)               12/19/97        4,999,951       4,999,951
  Xtra On-Line (Series C)          7/16/98        2,000,000       2,000,000
                                                -----------     -----------
                                                $26,049,940     $26,049,940
                                                ===========     ===========
---------
* Warrants attached.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                            ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                            ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ......................   $    23.25     $    23.51     $    21.99     $    16.64     $    13.43
                                                            ----------     ----------     ----------     ----------     ----------

Income from Investment Operations:
Net investment income (loss) ............................        (0.28)         (0.33)         (0.26)         (0.33)         (0.19)
Net realized and unrealized gain
  on investments ........................................         8.11           6.01           2.84           7.59           4.86
                                                            ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ........................         7.83           5.68           2.58           7.26           4.67
                                                            ----------     ----------     ----------     ----------     ----------

Less Distributions:
Distributions from net realized capital gain ............        (0.35)         (5.94)         (1.06)         (1.91)         (1.46)
                                                            ----------     ----------     ----------     ----------     ----------
Total Distributions .....................................        (0.35)         (5.94)         (1.06)         (1.91)         (1.46)
                                                            ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year ............................   $    30.73     $    23.25     $    23.51     $    21.99     $    16.64
                                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN:                                                    33.92%         22.95%         11.94%         43.39%         35.30%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ..................   $3,890,596     $3,107,481     $2,414,672     $1,940,693     $  307,542
Ratio of expenses to average net assets .................         1.44%          1.53%          1.68%          1.61%          1.65%
Ratio of net income (loss) to average net assets ........        (1.13)%        (1.21)%        (1.16)%        (1.31)%        (1.27)%
Portfolio turnover rate .................................       126.70%        164.57%        121.32%         65.77%        104.08%



---------
See footnotes on page 22.

FINANCIAL HIGHLIGHTS


                                                                          CLASS B
                                                          ----------------------------------------
                                                                 YEAR ENDED              4/22/96*
                                                                DECEMBER 31,                TO
                                                          -------------------------     ----------
                                                             1998            1997        12/31/96
                                                          ----------     ----------     ----------

PER SHARE DATA:
Net Asset Value, Beginning of Period ..................   $    21.94     $    22.62     $    21.51
                                                          ----------     ----------     ----------

Income from Investment Operations:
Net investment income (loss) ..........................        (0.44)         (0.50)         (0.28)
Net realized and unrealized gain
  on investments ......................................         7.60           5.76           2.45
                                                          ----------     ----------     ----------
Total from Investment Operations ......................         7.16           5.26           2.17
                                                          ----------     ----------     ----------

Less Distributions:
Distributions from net realized capital gain ..........        (0.35)         (5.94)         (1.06)
                                                          ----------     ----------     ----------
Total Distributions                                            (0.35)         (5.94)         (1.06)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period ........................   $    28.75     $    21.94     $    22.62
                                                          ==========     ==========     ==========

TOTAL RETURN:                                                  32.89%         21.96%         10.30%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) ..............   $1,033,105     $  505,342     $  120,848
Ratio of expenses to average net assets ...............         2.19%          2.28%          2.44%+
Ratio of net income (loss) to average net assets ......        (1.88)%        (1.96)%        (1.96)%+
Portfolio turnover rate ...............................       126.70%        164.57%        121.32%++


                                                                                        CLASS D
                                                          ------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             1998           1997           1996             1995           1994
                                                          ----------     ----------     ----------       ----------     ----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ....................   $    21.91     $    22.61     $    21.35       $    16.31     $    13.32
                                                          ----------     ----------     ----------       ----------     ----------

Income from Investment Operations:
Net investment income (loss) ..........................        (0.44)         (0.50)         (0.40)           (0.50)         (0.33)
Net realized and unrealized gain
  on investments ......................................         7.60           5.74           2.72             7.45           4.78
                                                          ----------     ----------     ----------       ----------     ----------
Total from Investment Operations ......................         7.16           5.24           2.32             6.95           4.45
                                                          ----------     ----------     ----------       ----------     ----------

Less Distributions:
Distributions from net realized capital gain ..........        (0.35)         (5.94)         (1.06)           (1.91)         (1.46)
                                                          ----------     ----------     ----------       ----------     ----------
Total Distributions ...................................        (0.35)         (5.94)         (1.06)           (1.91)         (1.46)
                                                          ----------     ----------     ----------       ----------     ----------
Net Asset Value, End of Year ..........................   $    28.72     $    21.91     $    22.61       $    21.35     $    16.31
                                                          ==========     ==========     ==========       ==========     ==========

TOTAL RETURN:                                                  32.94%         21.86%         11.07%           42.37%         33.94%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ................   $1,228,237     $  945,368     $  737,979       $  609,332     $   96,100
Ratio of expenses to average net assets ...............         2.19%          2.28%          2.43%            2.37%          2.50%
Ratio of net income (loss) to average net assets ......        (1.88)%        (1.96)%        (1.91)%          (2.07)%        (2.20)%
Portfolio turnover rate ...............................       126.70%        164.57%        121.32%           65.77%        104.08%


---------
*  Commencement of offering of shares.
+  Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS



--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
February 5, 1999


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BOARD OF DIRECTORS


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John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. &W. Seligman &Co. Incorporated

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Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

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EXECUTIVE OFFICERS

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William C. Morris
Chairman

Brian T. Zino
President

Paul H. Wick
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

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GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.


                                       25
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 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


EQCI2  12/98                                           Printed on Recycled Paper